Exhibit 99.2

AMENDMENT NO. 4 TO

RECEIVABLES FUNDING AGREEMENT

(AmeriCredit Near Prime Trust)

THIS AMENDMENT NO. 4 TO RECEIVABLES FUNDING AGREEMENT, dated July 19, 2005 (this “Amendment”), is entered into by and among VARIABLE FUNDING CAPITAL CORPORATION, as a Lender (“VFCC”), AMERICREDIT NEAR PRIME TRUST, as Borrower (the “Borrower”), AMERICREDIT FINANCIAL SERVICES, INC., as Originator (the “Originator”) and as Servicer (in such capacity, the “Servicer”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent (the “Collateral Agent”) and as Backup Servicer (in such capacity, the “Backup Servicer”), AFS CONDUIT CORP., as Seller (the “Seller”), WACHOVIA CAPITAL MARKETS, LLC, as Deal Agent (the “Deal Agent”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as a Committed Lender (the “Committed Lender”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

WHEREAS, VFCC, the Seller, the Originator, the Servicer, the Backup Servicer, the Committed Lender, the Borrower, the Collateral Agent and the Deal Agent have entered into that certain Receivables Funding Agreement, dated January 28, 2005, as amended by Amendment No. 1, dated April 8, 2005, Amendment No. 2, dated May 27, 2005, and Amendment No. 3, dated June 30, 2005 (the “Agreement”);

WHEREAS, VFCC, the Seller, the Originator, the Servicer, the Backup Servicer, the Committed Lender, the Borrower, the Collateral Agent and the Deal Agent desire to amend the Agreement in certain respects as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and other mutual covenants contained herein, the parties hereto agree as follows:

Section 1. Amendments.

The Agreement is hereby amended as follows:

(a) The definition of “Commitment Termination Date” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

“Commitment Termination Date: July 18, 2006 or such later date as the Borrower may request in writing and as to which the Deal Agent and each Lender may agree to (in each of their sole discretions), as evidenced in a written notice to the Borrower.”

(b) The definition of “Facility Limit” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

“Facility Limit: $400,000,000.”

Section 2. Effectiveness and Effect.

This Amendment shall become effective as of the date (the “Effective Date”) on which this Amendment shall have been executed and delivered by a duly authorized officer of each party thereto.

Section 3. Reference to and Effect on the Agreement and the Related Documents.

Upon the effectiveness of this Amendment, (i) each of the Borrower and the Servicer hereby reaffirm all representations and warranties made by it in the Agreement (as amended hereby) and agree that all such covenants, representations and warranties shall be deemed to have been restated as of the Effective Date of this Amendment and (ii) each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

Section 4. Governing Law.

THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW AND EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE OWNERSHIP INTEREST OF THE BORROWER OR THE SECURITY INTEREST OF THE COLLATERAL AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, IN ANY OF THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

Section 5. Severability.

Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

Section 6. Counterparts.

This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

2

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERICREDIT NEAR PRIME TRUST,
as Borrower

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

Address:

1100 North Market Street
Wilmington, Delaware 19890

[Additional Signatures to Follow]

[Signature page to Amendment No. 4 to Receivables Funding Agreement]

AFS CONDUIT CORP.,
as Seller

By:
Name:
Title:

Address:

2215 B-5 Renaissance Drive
Las Vegas, Nevada 89119

AMERICREDIT FINANCIAL SERVICES, INC.,
as Originator and as Servicer

By:
Name:
Title:

Address:

801 Cherry Street, Suite 3900
Fort Worth, Texas 76102

[Additional Signatures to Follow]

[Signature page to Amendment No. 4 to Receivables Funding Agreement]

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Collateral Agent and as Backup Servicer

By:
Name:
Title:

Address:

Sixth and Marquette Avenue
MAC N9711-161
Minneapolis, Minnesota 55479

[Additional Signatures to Follow]

[Signature page to Amendment No. 4 to Receivables Funding Agreement]

VARIABLE FUNDING CAPITAL
CORPORATION,
as a Lender

By:	Wachovia Capital Markets, LLC, as Attorney-in-Fact

By:
Name:
Title:

Address:

Variable Funding Capital Corporation
c/o Wachovia Capital Markets, LLC
301 South College Street, TW-16
Charlotte, North Carolina 28288
Attention: Douglas R. Wilson
Telephone: (704) 374-2520
Fax: (704) 383-9579

[Additional Signatures to Follow]

[Signature page to Amendment No. 4 to Receivables Funding Agreement]

WACHOVIA CAPITAL MARKETS, LLC
as Deal Agent

By:
Name:
Title:

Address:

301 South College Street, TW-10
Charlotte, North Carolina 28288
Attention: Justin Zakocs
Telephone: (704) 715-8184
Fax: (704) 383-9106

[Additional Signatures to Follow]

[Signature page to Amendment No. 4 to Receivables Funding Agreement]

WACHOVIA BANK, NATIONAL
ASSOCIATION,
as Committed Lender

By:
Name:
Title:

Address:

301 South College Street, TW-11
Charlotte, North Carolina 28288
Attention: Kevin McConnell
Telephone: (704) 383-7171
Fax: (704) 383-8417

[End of Signatures]

[Signature page to Amendment No. 4 to Receivables Funding Agreement]